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Exhibit 10.18

THIRD AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

        THIS THIRD AMENDMENT (this "Amendment"), dated as of December 31, 2003, amends and modifies a certain Amended and Restated Credit Agreement, dated as of December 30, 2002, as amended by Amendments dated as of August 14, 2003, and October 24, 2003 (as so amended, the "Credit Agreement"), among AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY, an Iowa corporation (the "Borrower"), the banks named therein (the "Banks"), the Banks named therein, WEST BANK, an Iowa state bank (formerly known as West Des Moines State Bank), as Co-Agent (in such capacity, the "Co-Agent"), FLEET NATIONAL BANK, a national banking association, as Documentation Agent (in such capacity, the "Documentation Agent") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as agent for the Banks (in such capacity, the "Agent"). Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

        FOR VALUE RECEIVED, the Borrower, the Banks and the Agent agree that the Credit Agreement is amended as follows:

ARTICLE I—AMENDMENTS TO THE CREDIT AGREEMENT

        1.1    New Definition.    The following new definitions are added to Section 1.1 in alphabetical order:

          "'AEISC Acquisition':    Acquisition by the Borrower of all of the stock of AEISC from David J. Noble for consideration not to exceed the lesser of (a) $5,000,000, or (b) the value of such stock determined by the Board of Directors of the Borrower in good faith and agreed to by Mr. Noble. Such consideration shall be paid in annual installments of not more than $500,000 each, commencing on April 1, 2004, and on each anniversary date thereof until April 1, 2008, on which date the balance of such consideration shall be paid. Such consideration shall be payable only out of cash released from the AEISC Noble Collateral Account, and Mr. Noble shall not have recourse to the Borrower for payment from any other source. The stock of AEISC shall remain subject to the Lien in favor of U.S. Bank National Association, as provided in the definition of 'AEISC Pledge Agreement' below."

          "'AEISC Noble Collateral Account':    A deposit or securities account in which proceeds of payment to AEISC under the 2002 General Agency Commission Agreement are deposited. The AEISC Noble Collateral Account is subject to the security interests and pledges provided in the Noble Security Agreement and the AEISC Noble Security Agreement, and is maintained at U.S. Bank National Association in the name of Mr. Noble and under the control of U.S. Bank National Association."

          "'AEISC Noble Notes':    The following promissory notes, payable by AEISC to David J. Noble:

            (a)   Noble Term Note, dated as of April 30, 1999, in the principal amount of $45,000,000; and

            (b)   Noble Term Note, dated as of December 30, 2002, in the principal amount of $10,000,000.

          "'AEISC Noble Security Agreement':    That certain Amended and Restated Security Agreement, dated as of June 30, 1997 (as thereafter amended, modified, or replaced from time to time), between AEISC and U.S. Bank National Association (formerly known as First Bank National Association), pursuant to which certain collateral is pledged by AEISC to secure indebtedness and liabilities of David J. Noble to U.S. Bank National Association. Such collateral includes rights of AEISC under the 2002 General Agency Commission Agreement, the AEISC Noble Collateral Account and the AEISC Noble Notes."

          "'AEISC Notes':    Promissory Notes payable to the Borrower issued from time to time to evidence obligations of AEISC arising in connection with loans to AEISC by the Borrower, including the loans permitted by Section 9.6(l)."

          "'AEISC Pledge Agreement':    A Pledge Agreement by the Borrower in favor of U.S. Bank National Association, as a creditor of David J. Noble, pledging the stock of AEISC to such bank to secure indebtedness of Mr. Noble to such bank (not in its capacity as a Bank or Agent hereunder); such Pledge Agreement being a restatement and continuation of the prior pledge agreement by Mr. Noble to such bank and confirming that the purchase of such stock by the Borrower is subject to the prior Lien in favor of the Bank."

          "'Noble Security Agreement':    That certain Noble Security Agreement, dated as of June 30, 1997 (as thereafter amended, modified, or replaced from time to time), between AEISC and David J. Noble, pursuant to which certain collateral is pledged by AEISC to secure indebtedness and liabilities of AEISC to David J. Noble under the AEISC Noble Notes. Such collateral includes rights of AEISC under the 2002 General Agency Commission Agreement and the AEISC Noble Collateral Account."

          "'2002 General Agency Commission Agreement':    That certain Second Amended and Restated General Agency Commission and Servicing Agreement, dated as of October 1, 2002, between AEISC and AEILIC, as the same shall be modified and supplemented and in effect from time to time."

          "'2003 Subordinated Debentures':    The Subordinated Debentures to be issued by the Borrower in a nominal amount not to exceed $12,400,000 in exchange for the proceeds received by Trust IV upon issuance of the 2003 Trust Securities."

          "2003 Trust Securities':    The preferred securities and the common securities to be issued by Trust IV."

          "'Trust IV':    American Equity Capital Trust IV, a statutory trust created or to be created under the laws of the State of Delaware, of which 100% of the common securities issued by Trust IV are, or shall be, owned by the Borrower."

        1.2    Dividends.    Section 8.11 is amended to read as follows:

          "Section 8.11    Dividends.    Cause AEILIC to make dividends and/or principal and interest payments to the Borrower (a) in an amount sufficient to satisfy AEILIC's debt obligations under the Surplus Note (subject to regulatory approval), the 8% Subordinated Debentures, the 5% Subordinated Debentures and the 2003 Subordinated Debentures, and (b) to permit the Borrower to satisfy its payment obligations hereunder with respect to the Loans, if necessary."

        1.3    Proceeds of Initial Public Offering.    New Section 8.12 is added after Section 8.11, and shall read as follows:

          Section 8.12    Investment of Proceeds.    Promptly invest the proceeds of the Initial Public Offering as contributions to the equity of AEILIC, provided, that an amount of $30,000,000 of such proceeds may be retained by the Borrower, invested in Investments permitted to be made by the Borrower hereunder, and subsequently contributed to the equity of AEILIC not later than April 1, 2004."

        1.4    Indebtedness.    Section 9.1 is amended by deleting the period at the end of (g), and adding new Sections 9.1(h) and (i), to read as follows:

          "(h) Indebtedness in respect of the 2003 Subordinated Debentures in a principal amount not to exceed $12,400,000; and

          (i)    Indebtedness of AEISC in respect of the AEISC Noble Notes and the AEISC Notes."

        1.5    Liens.    Section 9.2 is amended by deleting the period at the end of (h) and adding new Sections 9.2(i) and (j), to read as follows:

          "(i)  Liens on the assets of AEISC created by the AEISC Security Agreement, the AEISC Noble Security Agreement and the Noble Security Agreement; and

          (j)    Pledge of the stock of AEISC by the Borrower pursuant to the AEISC Pledge Agreement."

        1.6    Restricted Payments.    Section 9.5 is amended as follows:

          (a)   Section 9.5(d) is amended to read as follows:

            "(d) Make payments of (i) principal of the 8% Subordinated Debentures, the 5% Subordinated Debentures or the 2003 Subordinated Debentures, or (ii) interest of the 8% Subordinated Debentures, the 5% Subordinated Debentures or the 2003 Subordinated Debentures at any time that the subordination terms of the documents pertaining thereto shall prevent or defer such payment or shall provide that the recipient of such payments may not retain such payment (it being expressly acknowledged that the Borrower may pay accrued interest at the stated rates of the 8% Subordinated Debentures, the 5% Subordinated Debentures and the 2003 Subordinated Debentures at any time that the foregoing clause shall not apply)"

          (b)   The last sentence of Section 9.5 is amended to read as follows:

      "Notwithstanding the foregoing: (1) Trust I may pay interest or interest-equivalent dividends on the 8% Trust Securities at a rate not to exceed 8% per annum; (2) Trust II may pay interest or interest-equivalent dividends on the 5% Trust Securities at a rate not to exceed 5% per annum; (3) Trust IV may pay interest or interest-equivalent dividends on the 2003 Trust Securities at the rates applicable thereto; (4) the Borrower or any Subsidiary may acquire shares of the Borrower's common stock to be held in trust to fund the obligations of AEILIC under its NMO Deferred Stock Compensation Plans; and (5) the Borrower may redeem shares of its capital stock of any class, provided that (aa) the number of shares of voting capital stock redeemed in any one fiscal year shall not exceed 1% of the total number of such shares outstanding at January 1 of such year, and (bb) the aggregate redemption price paid for all such shares redeemed in any fiscal year of the Borrower shall not exceed $750,000."

        1.7    Investments.    Section 9.6 is amended as follows:

          (a)   Section 9.6(f)(ii) is amended to read as follows:

            "(ii) Investments in mortgage loans and real estate shall not exceed 15.00% of the Invested Assets of AEILIC as reported on and after December 31, 2001;"

          (b)   Section 9.6(h) is amended to read as follow:

            "(h) Investment in the 8% Trust Securities, the 5% Trust Securities and the 2003 Trust Securities, to be held by the Borrower, not to exceed 3% of the total amount of the 8% Trust Securities, the 5% Trust Securities or the 2003 Trust Securities;"

          (c)   The period is deleted at the end of (j) and the following new Sections 9.6(k), (l) and (m) are added:

            "(k) Investment of the proceeds of the Net Issuance Proceeds of the Initial Public Offering as contributions to the equity of AEILIC as provided in Section 8.12;

            "(l)  Investment in the AEISC Acquisition in accordance with the terms of the definition thereof; and

            "(m) Investment consisting of loans to AEISC to finance commissions paid to Persons acting as agents of AEILIC for sale of annuity contracts, in amounts not to exceed $15,000,000, which shall be evidenced by the AEISC Notes."

        1.8    Subsidiaries.    Section 9.9(a) is amended by adding the following phrase at the end of such Section:

    "; for purposes of the foregoing, acquisition of AEISC pursuant to the AEISC Acquisition shall be deemed approved, without pledge of the stock of AEISC."

        1.9    Transactions with Affiliates.    Section 9.11 is amended by adding the following sentence at the end of such Section:

    "Consummation of the AEISC Acquisition in accordance with the terms of the definition thereof shall not be deemed to violate this Section."

        1.10    Liquidity.    Section 9.20 (added by the Second Amendment hereto) is deleted.

        1.11    Construction.    All references in the Credit Agreement to "this Agreement", "herein" and similar references shall be deemed to refer to the Credit Agreement as amended by this Amendment.

ARTICLE II—REPRESENTATIONS AND WARRANTIES

        To induce the Agent and the Banks to enter into this Amendment and to make and maintain the Loans under the Credit Agreement as amended hereby, the Borrower hereby warrants and represents to the Agent and the Banks that it is duly authorized to execute and deliver this Amendment, and to perform its obligations under the Credit Agreement as amended hereby, and that this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

ARTICLE III
WAIVERS AND CONSENT

        3.1    Initial Public Offering.    Section 3.2 of the Second Amendment, dated October 24, 2003, to the Credit Agreement provided that effectiveness of such Second Amendment was subject to the condition that the Borrower shall have received Net Issuance Proceeds from the Initial Public Offering of not less than $200,000,000. The Borrower received Net Issuance Proceeds of approximately $170,000,000. The Borrower has requested that the Agent and the Banks waive such requirement.

        3.2    Trust Preferred Issuance.    The Borrower have entered into and consummated the transactions that are permitted by the amendment, in this Amendment, of Sections 8.11, 9.1(h), 9.5 and 9.6(h) of the Credit Agreement. The Borrower has requested that the Agent and the Banks waive the application of such Sections of the Credit Agreement, as in effect prior to this Amendment, to such transactions.

        3.3    Waiver.    The Agent and the Banks hereby agree to the waivers described in Section 3.1 and 3.2 hereof. Except as expressly provided herein, all provisions of the Credit Agreement remain in full force and effect and this waiver shall not apply to any other or subsequent failure to comply with any provision of the Credit Agreement.

        3.4    General Agency Commission Agreement.    The Agent and the Banks hereby consent, as required by Section 9.18 of the Credit Agreement, to amendment of the General Agency Commission Agreement by a First Amendment in the form attached as Exhibit AA to this Amendment.

ARTICLE IV—CONDITIONS

        This Amendment shall become effective on the date first set forth above, provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

        4.1    Warranties.    After giving effect to this Amendment, the representations and warranties in Article VII of the Credit Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

        4.2    Defaults.    After giving effect to this Amendment, no Default and no Event of Default shall have occurred and be continuing under the Credit Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

        4.4    Documents.

          (a)   The Borrower, the Agent and the Banks shall have executed and delivered this Amendment;

          (b)   AEISC and AEILIC shall have executed and delivered the Acknowledgements attached hereto;

          (c)   The Borrower shall have entered into an amendment to the Pledge Agreement to include the AEISC Notes, and shall have delivered the AEISC Notes and bond powers for the AEISC notes to the Collateral Agent to hold as Collateral thereunder; and

          (d)   The Borrower shall have delivered to the Agent a copy of the executed First Amendment to the General Agency Commission Agreement.

ARTICLE V—GENERAL

        5.1    Expenses.    The Borrower agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys' fees and legal expenses) incurred by this Agent in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and in enforcing the obligations of the Borrower hereunder, and to pay and save the Agent harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment and the Notes hereunder, which obligations of the Borrower shall survive any termination of the Credit Agreement.

        5.2    Counterparts.    This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

        5.3    Severability.    Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

        5.4    Law.    This Amendment shall be a contract made under the laws of the State of Minnesota, which laws shall govern all the rights and duties hereunder.

        5.5    Successors; Enforceability.    This Amendment shall be binding upon the Borrower, the Banks, the Agents and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Agents, the Banks and the successors and assigns of the Banks and the Agents. Except as hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

(signature page follows)

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed at Minneapolis, Minnesota by their respective officers thereunto duly authorized as of the date first written above.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

By:	/s/ WENDY L. CARLSON
Title:	Chief Financial Officer and General Counsel

U.S. BANK NATIONAL ASSOCIATION, as Agent and as a Bank

By:	/s/ SAM S. PEPPER
Title:	Vice President

WEST BANK, as Co-Agent and as a Bank

By:	/s/ BRAD WINTERBOTTOM
Title:	President

FLEET NATIONAL BANK, as Documentation Agent and as a Bank

By:	/s/ DAVID A. BOSSELAIT
Title:	Director

ACKNOWLEDGMENT

        The undersigned has entered into a Third Amended and Restated Security Agreement, dated as of April 6, 2000 (the "Security Agreement") in favor of U.S. Bank National Association, as Agent for the Banks securing the "Obligations" as defined in the Credit Agreement (defined in the foregoing Amendment). The undersigned hereby acknowledges that the "Obligations" include the obligations of the Borrower under the Credit Agreement as amended by the foregoing Amendment and under the Notes issued under the foregoing Amendment. The undersigned hereby confirms that the Security Agreement remains in full force and effect, enforceable against the undersigned in accordance with its terms.

AMERICAN EQUITY INVESTMENT SERVICE COMPANY

By:	/s/ DAVID J. NOBLE
Title:	President

ACKNOWLEDGMENT

        The undersigned has entered into a Consent and Agreement to Security Agreement, dated as of April 6, 2000 (the "Consent") in favor of U.S. Bank National Association, as Agent for the Banks. The undersigned hereby acknowledges that the "Obligations" specified in the Consent include the obligations of the Borrower under the Credit Agreement as amended by the foregoing Amendment and under the Notes issued under the foregoing Amendment. The undersigned hereby confirms that the Consent remains in full force and effect, enforceable against the undersigned in accordance with its terms.

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

By:	/s/ WENDY L. CARLSON
Title:	General Counsel and Assistant Secretary

Exhibit AA

        The FIRST AMENDMENT TO 1999 GENERAL AGENCY COMMISSION AND SERVICING AGREEMENT (the "First Amendment"), by and between AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY ("American Equity") and AMERICAN EQUITY INVESTMENT SERVICE COMPANY ("Service Company"), is entered into this 23rd day of December, 2003, and shall be deemed effective as of the 1st day of July, 2003.

        WHEREAS, the parties have previously entered into the 1999 General Agency Commission and Servicing Agreement (the "1999 Agreement"), and have now agreed to modify such 1999 Agreement in certain respects;

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto agrees as follows:

        1.    Amendment of AEISC Amount.    The definition of "AEISC Amount" as set forth in Section 1 of the 1999 Agreement shall be amended by deleting such definition in its entirety and inserting the following in lieu thereof:

  "AEISC Amount" shall mean, with respect to any Eligible Contract: (i) 50% of the Sales Agent Commission payable with respect to all such Eligible Contracts issued during the period from July 1, 1999 through and including August 31, 1999; (ii) 30% of Sales Agent Commission payable with respect to all such Eligible Contracts issued from September 1, 1999 through and including December 31, 2000; and (iii) 25% of the Sales Agency Commission payable with respect to all such Eligible Contracts issued from July 1, 2003 until such time as this Agreement is terminated or modified by mutual agreement of the parties.

        2.    Amendment of Termination Date.    Section 10 of the 1999 Agreement shall be modified by deleting the date "June 5, 2005", and inserting in lieu thereof the date "December 31, 2008."

        3.    Ratification.    Except as expressly modified by this First Amendment, the parties hereby ratify and confirm all other terms and conditions of the 1999 Agreement, all of which shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to by duly executed as of the day and year first above written.

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY		AMERICAN EQUITY INVESTMENT SERVICE COMPANY

By:	/s/ WENDY L. CARLSON	By:	/s/ DJ NOBLE

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  Exhibit 10.18
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
ARTICLE I—AMENDMENTS TO THE CREDIT AGREEMENT
ARTICLE II—REPRESENTATIONS AND WARRANTIES
ARTICLE III WAIVERS AND CONSENT
ARTICLE IV—CONDITIONS
ARTICLE V—GENERAL
Exhibit AA